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                                                                    EXHIBIT 23.3

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the inclusion in this Amendment No. 3 to Form S-4 Registration Statement of our report dated January 21, 1997 included herein for the year ended December 31, 1996 and to all references to our Firm included in this Amendment to No. 3 Form S-4 Registration Statement.


                                                  /s/ ARTHUR ANDERSEN LLP


Philadelphia, Pa.,
 March 24, 1997